UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00834
Name of Registrant:	Vanguard Windsor Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: October 31
Date of reporting period: November 1, 2011 – October 31, 2012
Item 1: Reports to Shareholders

Annual Report | October 31, 2012

Vanguard WindsorTM Fund

> Vanguard Windsor Fund returned nearly 16% for the 12 months ended

October 31, 2012. The fund trailed its benchmark index, but outpaced the average return of peer funds.

> Value stocks, the focus of the fund, outperformed their growth counterparts.

> Holdings among banks and home builders helped results, while setbacks for the fund’s technology and energy stocks hurt performance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	13
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	29
About Your Fund’s Expenses.	30
Trustees Approve Advisory Agreement.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2012

Total
Returns
Vanguard Windsor Fund
Investor Shares	15.56%
Admiral™ Shares	15.71
Russell 1000 Value Index	16.89
Multi-Cap Value Funds Average	12.55
Multi-Cap Value Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
October 31, 2011, Through October 31, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Windsor Fund
Investor Shares	$12.92	$14.66	$0.241	$0.000
Admiral Shares	43.59	49.47	0.864	0.000

Chairman’s Letter

Dear Shareholder,

In a strong period for U.S. stocks, especially value stocks, Vanguard Windsor™ Fund returned nearly 16% for the 12 months ended October 31, 2012. The fund’s performance lagged that of its benchmark, the Russell 1000 Value Index, but outpaced the average return of peer funds by more than 3 percentage points.

In August, the fund’s trustees restructured its advisory arrangement, removing AllianceBernstein L.P. Pzena Investment Management, llc, was added as a new advisor for the Windsor Fund, joining Wellington Management Company, llp, which has advised the fund since its inception in 1958.

Pzena has had a relationship with Vanguard since 2005, when the firm was selected to manage Vanguard U.S. Fundamental Value Fund, which is available only to non-U.S. investors. Pzena has also managed a portion of Vanguard Emerging Markets Select Stock Fund since that fund’s launch in June 2011.

If you own shares of the Windsor™ Fund in a taxable account, you may wish to review the fund’s after-tax returns presented later in this report.

U.S. stocks led the advance for global equity markets

U.S. stocks returned about 14% for the 12 months ended October 31, putting domestic equities ahead of their international counterparts. Stocks in Europe and Asia, meanwhile, posted modestly positive results.

The advances came amid moves by U.S. and European central bankers to manage risks to the U.S. economy and the finances of European governments and banks. The president of the European Central Bank declared in July that policymakers would do whatever was needed to preserve the euro common currency.

Although investors’ worries have eased, Europe’s financial troubles are by no means resolved. Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening persists in the face of weak economic growth.

Bonds continued their march, but leaner times may lie ahead

The broad U.S. taxable bond market returned about 5% for the 12 months. Municipal bonds delivered a robust performance, returning 9%.

Market Barometer

	Average Annual Total Returns
	Periods Ended October 31, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	14.97%	13.48%	0.53%
Russell 2000 Index (Small-caps)	12.08	14.82	1.19
Dow Jones U.S. Total Stock Market Index	14.45	13.62	0.75
MSCI All Country World Index ex USA (International)	3.98	3.74	-5.08

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.25%	6.08%	6.38%
Barclays Municipal Bond Index (Broad tax-exempt market)	9.03	6.84	6.02
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.08	0.56

CPI
Consumer Price Index	2.16%	2.28%	2.06%

As bond prices rose, the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) By the end of the period, the yield had climbed, but it still remained exceptionally low by historical standards.

Bondholders have enjoyed years of healthy returns. But as Tim Buckley, our incoming chief investment officer, has noted, investors shouldn’t be surprised if future results are much more modest. As yields remain low, the opportunity for similarly strong returns diminishes.

The Federal Reserve announced on September 13 that it would continue to hold its target for short-term interest rates between 0% and 0.25% at least through mid-2015. The exceptionally low rates, in place since late 2008, kept a tight lid on returns from money market funds and savings accounts.

A recovery in financial stocks helped propel Windsor’s performance

Throughout its 50-plus-year history, Windsor Fund has specialized in investing in stocks that are temporarily out of favor, but that the fund’s advisors believe will

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Windsor Fund	0.41%	0.31%	1.24%

The fund expense ratios shown are from the prospectus dated October 12, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2012, the fund’s expense ratios were 0.35% for Investor Shares and 0.25% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Multi-Cap Value Funds.

eventually prove superior investments. This contrarian approach can lead to greater short-term volatility because it may take time for the market to recognize a stock’s value.

In fiscal year 2011, the fund’s holdings in the battered financial sector hurt performance. For the 2012 fiscal year, however, the fund’s bank shares posted outsized gains as investors seemed more confident that lenders were getting past the lingering effects of mortgage defaults associated with the U.S. housing downturn.

Financial stocks have been a traditional focus for practitioners of value-style investing, such as the advisors of your fund. During the 12 months under review, financial stocks made up more than a fifth of Windsor’s assets, on average, while the benchmark index had an even higher allocation to financial stocks (more than a quarter of its capitalization, on average).

Stock selection was strong in consumer discretionary, which was the top contributor for the fund. The fund’s housing-related holdings were standouts.

Total Returns
Ten Years Ended October 31, 2012
Average
Annual Return
Windsor Fund Investor Shares	6.92%
Russell 1000 Value Index	7.34
Multi-Cap Value Funds Average	6.61
Multi-Cap Value Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Windsor Fund did have its share of disappointments, including negative returns in the energy sector. Its performance also suffered because of holdings in technology firms that were, at least temporarily, out of favor with investors.

The Advisors’ Report that follows this letter provides additional details about the management of the fund during the year.

Fund confronted challenges during a volatile decade

For the decade ended October 31, 2012, the Windsor Fund registered an average annual return of 6.92%. This was slightly lower than the 7.34% average annual return of the fund’s benchmark index but better than the 6.61% average annual return of peer funds.

Of course, the fund’s goal is to outperform both its benchmark and peers over time. Still, given the challenges of the past decade, Windsor Fund delivered a solid performance. The decade began with the aftermath of the bursting of the dot-com bubble and, more recently, was marked by the 2008–2009 financial crisis. We remain confident in the long-term value of Windsor’s investment strategy. The fund has experienced market conditions of every sort, and its search for underappreciated stocks can reward patient investors.

How our core purpose informs our approach to active management

At Vanguard, we sum up our core purpose this way: To take a stand for all investors, to treat them fairly, and to give them the best chance for investment success. When it comes to our actively managed funds, such as the Windsor Fund, this commitment to investors is reflected both in our rigorous process for selecting fund advisors and in our ongoing efforts to keep the costs of our funds low. We believe our approach gives investors the opportunity to outperform market indexes over the long term.

But make no mistake: Outperformance is hard to come by. For one thing, competition among investors is fierce. Charles Ellis, author of one of my favorite books on investing, Winning the Loser’s Game, points out that the competition is not between the skilled and the inept. It’s between the skilled and the skilled. “It’s like the Williams sisters playing tennis against each other,” as he put it in a recent Vanguard webcast.

Because we recognize the challenges inherent in active management, Vanguard has offered, and advocated for, index funds for more than 35 years. By seeking to track—rather than beat—market returns, index funds provide several benefits: low costs, diversification across a market, and limited deviation from the performance of market benchmarks.

Still, the case for indexing doesn’t preclude the potential for skilled, seasoned managers to deliver outperformance. And the chances for success can increase if those managers deliver their services at low cost, allowing investors to keep more of their returns.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 12, 2012

Advisors’ Report

For the fiscal year ended October 31, 2012, the Investor Shares of Vanguard Windsor Fund returned 15.56%, while the lower-cost Admiral Shares returned 15.71%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the period and of how the portfolio positioning reflects this assessment. These reports were prepared on November 14, 2012.

Wellington Management Company, llp

Portfolio Manager:

James N. Mordy, Senior Vice President and Equity Portfolio Manager Despite many lingering macroeconomic uncertainties, equities have enjoyed a strong advance over the past year, fueled by a continued recovery in corporate profits and important stimulative policy actions globally. The Fed’s announcement of open-ended quantitative easing, and the more aggressive posture by the European Central Bank, encouraged investors to become somewhat more risk-tolerant.

Vanguard Windsor Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	71	8,904	Seeks to provide long-term total returns above both the
Company, LLP			S&P 500 and value-oriented indexes over a complete
			market cycle through bottom-up, fundamentally driven
			stock selection focused on undervalued securities.
Pzena Investment Management,	27	3,347	Uses a fundamental, bottom-up, deep-value-oriented
LLC			investment strategy. Seeks to buy good businesses at
			low prices, focusing exclusively on companies that are
			underperforming their historically demonstrated
			earnings power.
Cash Investments	2	255	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

Among our best sectors relative to the benchmark was consumer discretionary, where we had excellent stock selection. We were well positioned for the initial turn in the U.S. housing market, as homebuilders Toll Brothers and Lennar had outsized moves. Comcast also had a strong advance; fundamentals remain strong and management has returned significant excess capital to the shareholders.

In financials, Weyerhaeuser, a timber and wood products REIT, returned 58% during the period. It is the only REIT we own, and, unlike most of its peers, it still sells below its net asset value. Our largest bank holding, Wells Fargo, returned over 33%. The company enjoyed an improvement in credit metrics and strength in the mortgage business. In the insurance subsector, Unum’s return of –13% was a drag on performance. The company has had to increase reserves to reflect the impact of low interest rates on its long-term care policies.

Two other good sectors for us were industrials and materials. Cooper Industries agreed to a buyout offer from Eaton, another of our holdings. Eaton will have increased exposure to electrical equipment as a result, which should command a higher price-to-earnings multiple.

Chemicals producer LyondellBasell returned over 90% during the period.

Energy was our worst sector because of poor stock selection within the exploration and production group. We purchased Cobalt International Energy, a pure exploration company, early in the year after the company announced a very promising discovery off the coast of Angola. While we believe that this discovery has unlocked a path to much higher asset value, developments over the remainder of the year were disappointing, with a dry hole in the Gulf of Mexico and equipment problems that prevented a follow-up test of the Angolan discovery.

Consumer staples and information technology were two other sectors where we underperformed. In consumer staples, Molson Coors, Energizer, and Danone lagged for fundamental reasons. We sold the first two and trimmed our holdings of Danone. In technology we were hurt by our underweighting of Apple, although we did complete a short-term, opportunistic investment in the stock leading up to the launch of the iPhone 5. We have been overweight in semiconductors and related equipment, and our holdings in Arrow Electronics and Avago Technologies were hurt by macro uncertainties.

While the U.S. elections are now behind us, we continue to face a number of major uncertainties, with the most pressing being the possibility of a fiscal cliff that could throw the country back into recession. CEOs need clarity to move forward with investment and hiring decisions. Our “most likely” scenario is a bipartisan agreement resulting in a 1–1.5% drag on gross domestic product, as there seems to be room for compromise. Economic growth has been tepid and corporate profit expectations are being lowered.

There are bright spots, such as a recovering U.S. housing market and an improvement in consumer net worth and confidence. Europe should see less fiscal drag next year, and we are more optimistic about prospects in China given the leadership change now under way. Any meaningful progress on long-term fiscal reform could be quite positive for equity valuations.

Transactions over the past year have led us to a bit more procyclical stance, with additions to energy, materials, and industrials stocks and reductions to consumer discretionary, health care, and financials. We believe many of our larger purchases, such as International Paper, AIG, SanDisk, Cobalt International Energy, Baker Hughes, and Citigroup, do not depend solely on robust economic growth to be successful stocks. The portfolio in aggregate continues to feature healthy companies with good or improving prospects that sell at a meaningful valuation discount to the S&P 500 Index.

Pzena Investment Management, LLC

Portfolio Managers:
Richard Pzena, Managing Principal
and co-Chief Investment Officer

John P. Goetz, Managing Principal
and co-Chief Investment Officer

Antonio DeSpirito, Managing Principal

U.S. equity markets performed well for the year ended October 31, 2012, capping off the period with a solid performance for the final three months. Value stocks were notably strong for both the 12-month period (the Russell 1000 Value Index rose 16.89%, while the S&P 500 Index was up 15.21%) and the final quarter of the fiscal year (the Russell 1000 Value Index was up 4.90%, while the S&P 500 Index rose 2.96%). The ride for the year, however, was not smooth. Economic uncertainty and good corporate profitability were the two forces that drove this volatile pattern, much as they have been for the last few years.

The final three months of the year saw continued improvement in investor sentiment, as better economic data from the housing sector and employment was complemented by still-rising corporate profits, setting a positive tone. The effect of all this in the closing quarter was that cyclicals broadly led the way in U.S. equity markets; consumer discretionary and financials were the top two performers, with materials not too far behind. Despite the latest strength in equities, the outlook for future returns remains more attractive than that for bonds; the 10-year U.S. Treasury note ended October at a near record low yield of 1.69%.

Pzena began management of its portfolio at the beginning of August 2012. Overall performance for this period was driven largely by financials, both in terms of our stock selection and our overweighting of the sector. At the same time, our selections in technology, though a mixed bag, proved on balance to be our biggest detractor to performance. UBS, a global leader in wealth management, and our single largest contributor, rose sharply in the period, initially on speculation of a major restructuring involving the shedding of around one-sixth of their workforce.

The restructuring was validated at the end of October, when the company reported good earnings for the third quarter of 2012. Central to this plan was management’s decision to undertake a decisive restructuring of its investment banking business, essentially reducing its fixed income division to a small core. This action will leave UBS with a higher quality wealth and asset management focus. The stock trades at a very inexpensive five times our estimate of normal earnings. Citigroup similarly did well as the banking sector continued to rally and it also remains very cheap, at a little over four times normal earnings.

In the tech sector, Computer Science Corporation was our third-largest contributor to performance as the company reported good quarterly results and increased full-year earnings guidance. The new CEO, Mike Lawrie, confirmed that the company is seeing early signs of improving financial performance as it recovers from a health-contract dispute in the United Kingdom.

On the negative side, Hewlett-Packard was the portfolio’s main detractor as management reduced guidance for near-term earnings while the company executes its major restructuring effort. The longer-term impact of this plan, however, is beneficial for the company and leaves our estimate of normal earnings intact. Strong free cash flow, a solid balance sheet, and the stock’s nearly unprecedented cheapness of less than four times normal earnings keep us confident in HP’s unusual value, so we have used the stock’s weakness to top up our position.

Overall our portfolio remains well positioned to exploit the still-persistent valuation gap between cyclical companies and those with either perceived stable earnings or high dividend yields. As reflected in our discussion above about HP, companies with weak revenues have been particularly punished with extremely low valuations. Most notably, this fact has also affected our positions in Staples, Apollo Group, and Dell. Their valuations, along with that of HP, are among the most deeply depressed as the market extrapolates current trends and prices in what we believe is the worst case for future earnings. Yet each of these businesses possesses strong, sustainable franchises that for the most part include business scale advantages that their competitors will be hard-pressed to compete with, especially in a weak economic environment. In addition their balance sheets, cash flows, and flexible cost structures give them a measure of downside protection that many more highly valued companies may not enjoy.

Since we have only been managing the portfolio for a short while, there were a limited number of changes to the portfolio. We did initiate two new, but relatively small, positions in health care in the quarter—Hospira (generic injectable drugs) and Aetna (health insurance).

We also exited positions in Valero, CA Technologies, and J.C. Penney, all with strong short-term gains.

Windsor Fund

Fund Profile
As of October 31, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWNDX	VWNEX
Expense Ratio[1]	0.41%	0.31%
30-Day SEC Yield	1.71%	1.81%

Portfolio Characteristics
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	Index
Number of Stocks	127	694	3,636
Median Market Cap	$21.8B	$34.9B	$34.8B
Price/Earnings Ratio	13.6x	14.1x	16.3x
Price/Book Ratio	1.5x	1.5x	2.1x
Return on Equity	13.3%	13.0%	17.6%
Earnings Growth Rate	4.7%	2.6%	10.0%
Dividend Yield	2.0%	2.5%	2.1%
Foreign Holdings	15.8%	0.0%	0.0%
Turnover Rate	68%	—	—
Short-Term Reserves	1.8%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer Discretionary	11.3%	8.0%	12.1%
Consumer Staples	5.3	7.3	9.5
Energy	12.3	16.6	10.4
Financials	25.6	27.0	16.6
Health Care	12.5	11.8	11.9
Industrials	9.7	9.0	10.8
Information Technology	16.0	6.0	18.3
Materials	5.0	3.9	3.9
Telecommunication
Services	0.1	3.5	2.8
Utilities	2.2	6.9	3.7

Volatility Measures
	Russell	DJ
	1000	U.S. Total
	Value	Market
	Index	Index
R-Squared	0.98	0.98
Beta	1.10	1.09
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Wells Fargo & Co.	Diversified Banks	2.4%
Bank of America Corp.	Diversified Financial
	Services	2.2
Arrow Electronics Inc.	Technology
	Distributors	1.9
Comcast Corp.	Cable & Satellite	1.9
Citigroup Inc.	Diversified Financial
	Services	1.8
Oracle Corp.	Systems Software	1.7
American International
Group Inc.	Multi-line Insurance	1.7
Baker Hughes Inc.	Oil & Gas Equipment
	& Services	1.6
Eaton Corp.	Industrial Machinery	1.6
Lowe's Cos. Inc.	Home Improvement
	Retail	1.5
Top Ten		18.3%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated October 12, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2012, the expense ratios were 0.35% for Investor Shares and 0.25% for Admiral Shares.

Windsor Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2002, Through October 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended October 31, 2012
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Windsor Fund Investor Shares	15.56%	-1.47%	6.92%	$19,522
••••••••	Russell 1000 Value Index	16.89	-1.00	7.34	20,314
– – – –	Multi-Cap Value Funds Average	12.55	-1.34	6.61	18,961
	Dow Jones U.S. Total Stock Market
	Index	14.45	0.75	7.78	21,163
Multi-Cap Value Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Windsor Fund Admiral Shares	15.71%	-1.36%	7.03%	$98,636
Russell 1000 Value Index	16.89	-1.00	7.34	101,569
Dow Jones U.S. Total Stock Market Index	14.45	0.75	7.78	105,815

See Financial Highlights for dividend and capital gains information.

Windsor Fund

Fiscal-Year Total Returns (%): October 31, 2002, Through October 31, 2012

Average Annual Total Returns: Periods Ended September 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	10/23/1958	30.00%	-1.31%	7.84%
Admiral Shares	11/12/2001	30.09	-1.21	7.96

Windsor Fund

Financial Statements

Statement of Net Assets
As of October 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (97.6%)[1]
Consumer Discretionary (11.0%)
	Comcast Corp.	6,404,400	233,376
	Lowe’s Cos. Inc.	5,612,800	181,743
	Kohl’s Corp.	3,054,100	162,722
	Staples Inc.	12,173,900	140,182
*	Toll Brothers Inc.	3,687,000	121,708
	Lennar Corp. Class A	2,683,500	100,551
*,2	Buck Holdings LP Private
	Placement	NA	86,270
	Virgin Media Inc.	2,403,600	78,694
*	Delphi Automotive plc	2,317,400	72,859
	Omnicom Group Inc.	1,313,400	62,925
*	General Motors Co.	2,199,250	56,081
*	Apollo Group Inc. Class A	2,426,325	48,721
	TJX Cos. Inc.	683,000	28,433
			1,374,265
Consumer Staples (5.1%)
	Japan Tobacco Inc.	5,556,500	153,650
	Bunge Ltd.	1,979,300	140,590
	Ingredion Inc.	1,651,600	101,507
	CVS Caremark Corp.	1,830,500	84,935
	Danone SA	934,835	57,500
	Dr Pepper Snapple
	Group Inc.	1,086,400	46,552
	Molson Coors Brewing
	Co. Class B	761,800	32,864
	Avon Products Inc.	1,068,151	16,546
			634,144
Energy (11.9%)
	Baker Hughes Inc.	4,653,275	195,298
*	Southwestern Energy Co.	4,526,600	157,073
	Royal Dutch Shell plc ADR	2,162,879	148,114
	BP plc ADR	3,155,850	135,354
	Anadarko Petroleum Corp.	1,887,300	129,865
	Canadian Natural
	Resources Ltd.	4,127,600	124,654

*	Cobalt International
	Energy Inc.	5,313,300	110,570
	Halliburton Co.	3,261,800	105,324
	CONSOL Energy Inc.	2,554,559	89,818
	Exxon Mobil Corp.	731,100	66,654
	Valero Energy Corp.	2,027,400	58,997
	Statoil ASA ADR	1,997,400	49,036
	Inpex Corp.	6,994	39,844
	Noble Corp.	1,032,100	38,952
	Apache Corp.	382,550	31,656
			1,481,209
Exchange-Traded Fund (0.9%)
3	Vanguard Value ETF	1,839,100	107,569

Financials (24.8%)
	Wells Fargo & Co.	8,975,100	302,371
	Bank of America Corp.	29,104,300	271,252
	Citigroup Inc.	6,126,575	229,073
*	American International
	Group Inc.	6,077,400	212,284
	Ameriprise Financial Inc.	3,006,800	175,507
	Weyerhaeuser Co.	5,693,200	157,645
	ACE Ltd.	1,747,900	137,472
	Invesco Ltd.	5,596,704	136,112
	Unum Group	6,705,800	135,994
	Swiss Re AG	1,636,753	113,259
	Principal Financial Group
	Inc.	3,676,000	101,237
	XL Group plc Class A	3,930,000	97,228
	UBS AG	5,918,700	88,899
	JPMorgan Chase & Co.	2,110,150	87,951
	Allstate Corp.	1,922,925	76,879
	MetLife Inc.	2,047,900	72,680
	Goldman Sachs Group
	Inc.	588,500	72,026
	State Street Corp.	1,517,400	67,631
	Everest Re Group Ltd.	591,100	65,642
	Franklin Resources Inc.	416,800	53,267

Windsor Fund

			Market
			Value
		Shares	($000)
	NYSE Euronext	2,146,800	53,155
	Axis Capital Holdings Ltd.	1,456,304	52,747
	Willis Group Holdings plc	1,345,000	45,286
	PNC Financial Services
	Group Inc.	771,000	44,864
	Morgan Stanley	2,378,600	41,340
	Hartford Financial
	Services Group Inc.	1,613,650	35,032
	KeyCorp	3,984,500	33,549
	Fifth Third Bancorp	2,283,800	33,184
	Torchmark Corp.	611,000	30,910
	Regions Financial Corp.	4,739,400	30,901
	Comerica Inc.	1,010,100	30,111
	BlackRock Inc.	109,377	20,747
			3,106,235
Health Care (12.1%)
	Merck & Co. Inc.	3,822,000	174,398
	UnitedHealth Group Inc.	2,956,400	165,558
	Roche Holding AG	848,560	163,454
	Medtronic Inc.	3,504,400	145,713
	Cigna Corp.	2,600,300	132,615
	Covidien plc	2,151,100	118,203
	Sanofi	1,177,183	103,390
	Becton Dickinson and Co.	1,117,775	84,593
	Eisai Co. Ltd.	1,774,000	78,928
	McKesson Corp.	799,000	74,555
	Daiichi Sankyo Co. Ltd.	4,742,600	72,590
	HCA Holdings Inc.	1,646,200	46,769
	Aetna Inc.	757,875	33,119
	Abbott Laboratories	478,900	31,378
*	Hospira Inc.	1,020,850	31,330
*	Forest Laboratories Inc.	890,000	30,002
	Quest Diagnostics Inc.	516,300	29,801
			1,516,396
Industrials (9.4%)
	Eaton Corp.	4,113,000	194,216
	Pentair Ltd.	3,332,000	140,744
	Dover Corp.	2,143,300	124,783
	Honeywell International
	Inc.	2,010,100	123,098
	Lockheed Martin Corp.	1,175,400	110,100
	FedEx Corp.	953,100	87,676
	Northrop Grumman Corp.	1,209,900	83,108
	Fiat Industrial SPA	7,600,935	82,387
*	Delta Air Lines Inc.	7,986,900	76,914
	L-3 Communications
	Holdings Inc.	881,400	65,047
	Masco Corp.	3,729,198	56,273
	General Dynamics Corp.	477,600	32,515
			1,176,861

Information Technology (15.5%)
*,4	Arrow Electronics Inc.	6,910,650	243,462
	Oracle Corp.	6,973,350	216,523
	Cisco Systems Inc.	10,407,200	178,379
	ASML Holding NV	3,205,200	176,190
*	Google Inc. Class A	250,800	170,486
	Hewlett-Packard Co.	11,720,875	162,334
	Avago Technologies Ltd.	4,686,700	154,802
	Microsoft Corp.	4,586,300	130,870
*	SanDisk Corp.	2,702,100	112,840
	TE Connectivity Ltd.	2,853,585	91,828
	Analog Devices Inc.	1,992,900	77,942
	Accenture plc Class A	1,051,500	70,882
*	Check Point Software
	Technologies Ltd.	1,499,900	66,791
	Dell Inc.	3,596,900	33,199
	Computer Sciences Corp.	897,971	27,343
	Western Union Co.	1,728,263	21,949
			1,935,820
Materials (4.8%)
	International Paper Co.	5,064,100	181,447
	LyondellBasell Industries
	NV Class A	1,477,600	78,889
	Mosaic Co.	1,394,100	72,967
	Potash Corp. of
	Saskatchewan Inc.	1,410,300	56,934
*	Owens-Illinois Inc.	2,751,153	53,620
	Agrium Inc.	502,200	53,002
	Rexam plc	6,317,694	45,618
	PPG Industries Inc.	293,500	34,363
	Incitec Pivot Ltd.	8,797,250	28,813
*,^	Sino-Forest Corp.	3,223,900	—
			605,653
Utilities (2.1%)
	PG&E Corp.	2,277,700	96,848
	Entergy Corp.	966,875	70,176
	Edison International	1,191,400	55,924
	Northeast Utilities	1,039,500	40,852
			263,800
Total Common Stocks
(Cost $11,083,000)			12,201,952

Windsor Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (3.0%)[1]
Money Market Fund (1.3%)
[5,6] Vanguard Market Liquidity
Fund, 0.167%	162,486,044	162,486

	Face
	Amount
	($000)
Repurchase Agreement (1.6%)
Bank of America Securities,
LLC 0.300%, 11/1/12
(Dated 10/31/12,
Repurchase Value
$208,402,000,
collateralized by Federal
Home Loan Mortgage
Corp. 2.789%, 4/1/42,
and Federal National
Mortgage Assn.
3.000%-3.500%,
7/1/27–1/1/40)	208,400	208,400

U.S. Government and Agency Obligations (0.1%)
United States Treasury
Note/Bond, 0.625%,
12/31/12	13,000	13,010
Total Temporary Cash Investments
(Cost $383,896)		383,896
Total Investments (100.6%)
(Cost $11,466,896)		12,585,848
Other Assets and Liabilities (-0.6%)
Other Assets[7]		71,240
Liabilities[6]		(151,288)
		(80,048)
Net Assets (100%)		12,505,800

At October 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	13,528,279
Undistributed Net Investment Income	41,402
Accumulated Net Realized Losses	(2,179,064)
Unrealized Appreciation (Depreciation)
Investment Securities	1,118,952
Futures Contracts	(3,611)
Foreign Currencies	(158)
Net Assets	12,505,800

Investor Shares—Net Assets
Applicable to 457,705,259 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,710,912
Net Asset Value Per Share—
Investor Shares	$14.66

Admiral Shares—Net Assets
Applicable to 117,128,263 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,794,888
Net Asset Value Per Share—
Admiral Shares	$49.47

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is less than $1,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.8% and 1.8%, respectively, of net assets.
2 Restricted security represents 0.7% of net assets. Shares not applicable for this private placement.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
6 Includes $3,217,000 of collateral received for securities on loan.
7 Cash of $9,650,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Windsor Fund

Statement of Operations

Year Ended
October 31, 2012
($000)
Investment Income
Income
Dividends[1,2]	258,920
Interest[2]	523
Security Lending	2,449
Total Income	261,892
Expenses
Investment Advisory Fees—Note B
Basic Fee	15,405
Performance Adjustment	(1,293)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	14,068
Management and Administrative—Admiral Shares	6,017
Marketing and Distribution—Investor Shares	1,299
Marketing and Distribution—Admiral Shares	859
Custodian Fees	217
Auditing Fees	31
Shareholders’ Reports—Investor Shares	64
Shareholders’ Reports—Admiral Shares	16
Trustees’ Fees and Expenses	27
Total Expenses	36,710
Expenses Paid Indirectly	(754)
Net Expenses	35,956
Net Investment Income	225,936
Realized Net Gain (Loss)
Investment Securities Sold[2]	1,142,119
Futures Contracts	33,819
Foreign Currencies	(346)
Realized Net Gain (Loss)	1,175,592
Change in Unrealized Appreciation (Depreciation)
Investment Securities	366,376
Futures Contracts	(3,722)
Foreign Currencies	(111)
Change in Unrealized Appreciation (Depreciation)	362,543
Net Increase (Decrease) in Net Assets Resulting from Operations	1,764,071
1 Dividends are net of foreign withholding taxes of $6,657,000.
2 Dividends income, interest income, and realized net gain (loss) from affiliated companies of the fund were $3,395,000, $228,000, and ($55,604,000), respectively.

See accompanying Notes, which are an intergral part of the Financial Statements.

Windsor Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	225,936	181,991
Realized Net Gain (Loss)	1,175,592	1,147,461
Change in Unrealized Appreciation (Depreciation)	362,543	(788,789)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,764,071	540,663
Distributions
Net Investment Income
Investor Shares	(118,284)	(97,694)
Admiral Shares	(100,323)	(73,770)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(218,607)	(171,464)
Capital Share Transactions
Investor Shares	(881,080)	(1,510,081)
Admiral Shares	111,269	191,699
Net Increase (Decrease) from Capital Share Transactions	(769,811)	(1,318,382)
Total Increase (Decrease)	775,653	(949,183)
Net Assets
Beginning of Period	11,730,147	12,679,330
End of Period[1]	12,505,800	11,730,147
1 Net Assets - End of Period includes undistributed net investment income of $41,402,000 and $34,419,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.92	$12.56	$10.97	$9.51	$19.52
Investment Operations
Net Investment Income	.252	.184	.190[1]	.197	.279
Net Realized and Unrealized Gain (Loss)
on Investments	1.729	.346	1.586	1.486	(7.985)
Total from Investment Operations	1.981	.530	1.776	1.683	(7.706)
Distributions
Dividends from Net Investment Income	(.241)	(.170)	(.186)	(.223)	(.289)
Distributions from Realized Capital Gains	—	—	—	—	(2.015)
Total Distributions	(.241)	(.170)	(.186)	(.223)	(2.304)
Net Asset Value, End of Period	$14.66	$12.92	$12.56	$10.97	$9.51

Total Return[2]	15.56%	4.15%	16.31%	18.22%	-43.88%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,711	$6,736	$7,999	$7,610	$7,041
Ratio of Total Expenses to
Average Net Assets[3]	0.35%	0.39%	0.33%	0.33%	0.30%
Ratio of Net Investment Income to
Average Net Assets	1.80%	1.34%	1.59%[1]	2.03%	1.91%
Portfolio Turnover Rate	68%	49%	50%	61%[4]	55%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.36 and 0.29%, respectively, resulting from a cash payment receivedin connection with the merger of Schering-Plough Corp. and Merck & Co. in November 2009.

2 Total returns do not include account service fees that may have applied in the periods shown.  Fund prospectuses provide infomation about any applicable account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.03%, (0.03%), (0.05%), and (0.03%).

4 Excludes the value of portfolio securties received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$43.59	$42.37	$37.01	$32.08	$65.90
Investment Operations
Net Investment Income	.900	.664	.685[1]	.701	.999
Net Realized and Unrealized Gain (Loss)
on Investments	5.844	1.171	5.348	5.020	(26.974)
Total from Investment Operations	6.744	1.835	6.033	5.721	(25.975)
Distributions
Dividends from Net Investment Income	(.864)	(.615)	(.673)	(.791)	(1.047)
Distributions from Realized Capital Gains	—	—	—	—	(6.798)
Total Distributions	(.864)	(.615)	(.673)	(.791)	(7.845)
Net Asset Value, End of Period	$49.47	$43.59	$42.37	$37.01	$32.08

Total Return[2]	15.71%	4.26%	16.44%	18.38%	-43.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,795	$4,994	$4,680	$4,203	$4,723
Ratio of Total Expenses to
Average Net Assets[3]	0.25%	0.29%	0.22%	0.20%	0.17%
Ratio of Net Investment Income to
Average Net Assets	1.90%	1.44%	1.70%[1]	2.16%	2.04%
Portfolio Turnover Rate	68%	49%	50%	61%[4]	55%

1 Net Investment income per share and the ratio of net investment income to average nets assets include $.120 and 0.29%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co. in November 2009.

2 Total returns do not include account service fees that may have applied in the periods shown.  Fund prospectuses provide information about any applicable account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.03%, (0.03%), (0.05%), and (0.03%).

4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund's capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor Fund

Notes to Financial Statements

Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Windsor Fund

During the year ended October 31, 2012, the fund’s average investment in futures contracts represented 1% of net assets, based on quarterly average aggregate settlement values.

4. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, and beginning August 2012, Pzena Investment Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company, LLP, is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. In accordance with the advisory contract entered into with Pzena Investment Management, LLC, beginning August 1, 2013, the investment advisory fee will be subject to quarterly adjustments based on performance since October 31, 2012, relative to the Russell 1000 Value Index. Until August 2012, a portion of the fund was managed by AllianceBernstein L.P. The basic fee paid to AllianceBernstein L.P. was subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Value Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2012, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets, before a decrease of $1,293,000 (0.01%) based on performance.

Windsor Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2012, the fund had contributed capital of $1,748,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.70% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2012, these arrangements reduced the fund’s expenses by $754,000 (an annual rate of 0.01% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	11,176,249	939,433	86,270
Temporary Cash Investments	162,486	221,410	—
Futures Contracts—Assets[1]	90	—	—
Futures Contracts—Liabilities[1]	(84)	—	—
Total	11,338,741	1,160,843	86,270
1 Represents variation margin on the last day of the reporting period.

The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The board has designated a pricing review committee, as an agent of the board, to ensure the timely analysis and valuation of Level 3 securities held by the fund in accordance with established policies and procedures. The pricing review committee employs various methods for calibrating valuation approaches, including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity. All valuation decisions made by the pricing review committee are reported to the board on a quarterly basis for review and ratification. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.

Windsor Fund

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended October 31, 2012. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

Investments in
Common Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of October 31, 2011	231,798
Transfers out of Level 3	(197,465)
Change in Unrealized Appreciation (Depreciation)	51,937
Balance as of October 31, 2012	86,270

Net change in unrealized appreciation (depreciation) from investments still held as of October 31, 2012 was $51,937,000.  Transfers out of Level 3

represent a reduction in the fund's investment and realized gains from a private placement security.

F. At October 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	December 2012	985	69,285	(813)
S&P 500 Index	December 2012	191	67,175	(2,210)
E-mini S&P MidCap 400 Index	December 2012	168	16,432	(588)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2012, the fund realized net foreign currency losses of $346,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at October 31, 2012, the fund had $69,090,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $1,172,281,000 to offset taxable capital gains realized during the year ended October 31, 2012. At October 31, 2012, the fund had available capital losses totaling $2,182,559,000 to offset future net capital gains through October 31, 2017.

At October 31, 2012, the cost of investment securities for tax purposes was $11,466,962,000. Net unrealized appreciation of investment securities for tax purposes was $1,118,886,000, consisting of unrealized gains of $1,626,257,000 on securities that had risen in value since their purchase and $507,371,000 in unrealized losses on securities that had fallen in value since their purchase.

Windsor Fund

H. During the year ended October 31, 2012, the fund purchased $8,117,662,000 of investment securities and sold $8,833,760,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

	Year Ended October 31,
	2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	416,456	30,475	733,317	55,351
Issued in Lieu of Cash Distributions	115,463	8,790	95,561	6,994
Redeemed	(1,412,999)	(103,043)	(2,338,959)	(177,965)
Net Increase (Decrease) —Investor Shares	(881,080)	(63,778)	(1,510,081)	(115,620)
Admiral Shares
Issued	680,468	14,748	959,824	21,461
Issued in Lieu of Cash Distributions	90,751	2,045	66,478	1,442
Redeemed	(659,950)	(14,224)	(834,603)	(18,797)
Net Increase (Decrease)—Admiral Shares	111,269	2,569	191,699	4,106

J. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Oct. 31, 2011		Proceeds from		Oct. 31, 2012
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Arrow Electronics Inc.	231,677	19,653	2,667	—	243,462
MDC Holdings Inc.	59,273	—	47,898	588	—
	290,950			588	243,462

K. In preparing the financial statements as of October 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Windsor Funds and the Shareholders of Vanguard Windsor Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Windsor Fund (constituting a separate portfolio of Vanguard Windsor Funds, hereafter referred to as the “Fund”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 11, 2012

Special 2012 tax information (unaudited) for Vanguard Windsor Fund

This information for the fiscal year ended October 31, 2012, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $218,607,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 82.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Windsor Fund Investor Shares
Periods Ended October 31, 2012

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	15.56%	-1.47%	6.92%
Returns After Taxes on Distributions	15.24	-2.11	6.16
Returns After Taxes on Distributions and Sale of Fund Shares	10.46	-1.34	5.98

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor Fund	4/30/2012	10/31/2012	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,026.17	$1.63
Admiral Shares	1,000.00	1,026.79	1.12
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.59	$1.63
Admiral Shares	1,000.00	1,024.10	1.12

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.32% for Investor Shares and 0.22% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Windsor Fund added Pzena Investment Management, LLC, to the fund’s investment advisory team and removed AllianceBernstein L.P. in August 2012. The board had previously renewed the fund’s investment advisory agreement with Wellington Management Company, llp. Please see the fund’s semiannual report dated April 30, 2012, for more information about the board’s approval of the agreement with Wellington Management.

The board decided to approve the agreement with Pzena based upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the advisor’s investment management, and took into account the organizational depth and stability of the advisor. The board noted that Pzena, founded in 1995, is a global investment management firm that utilizes a fundamental, bottom-up, deep-value-oriented investment strategy to identify good businesses at low prices, focusing exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena conducts intensive fundamental research, buying companies only when all three of the following criteria are met: (1) the problems are judged to be temporary, (2) management has a viable strategy to generate earnings recovery, and (3) there is meaningful downside protection in case earnings do not recover.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory agreement.

Investment performance

The board considered the performance of Pzena’s U.S. large-cap value portfolio. The portfolio incorporates a substantially similar strategy to that which Pzena will employ when managing assets for the Windsor Fund. The board concluded that, over the long term, the portfolio’s performance slightly trailed that of the benchmark but has been competitive with the average return of peer funds, outperforming it over the 3- and 10-year periods and slightly trailing it over the 5-year period. The board further concluded that adding Pzena as an advisor would allow the fund to retain its character as an aggressive large-capitalization value offering while continuing to benefit from multiple differential active managers.

Cost

The board considered the cost of services to be provided including consideration of competitive fee rates. The board concluded that the addition of Pzena would result in a modest increase in the fund’s aggregate investment advisory fees, but that after implementation of the agreement with Pzena, the fund’s advisory fee rate and expense ratio would remain substantially below the fund’s peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Pzena in determining whether to approve the advisory fee, because the firm is independent of Vanguard and the advisory fee is the result of arm’s length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders will benefit from economies of scale because of breakpoints in the advisory fee schedule for Pzena. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by the advisor increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
IndependentTrustees	of Bioethical Issues.

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.	Chairman Emeritus and Senior Advisor

John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);	John C. Bogle
Overseer of the Amos Tuck School of Business	Chairman and Chief Executive Officer, 1974–1996
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q220 122012

Annual Report | October 31, 2012

Vanguard WindsorTM II Fund

> For the 12 months ended October 31, 2012, Vanguard Windsor II fund returned nearly 17%, equaling the return of its benchmark and surpassing that of its large-capitalization value peers.

> Despite stumbling in the fiscal year’s final month, the broad U.S. stock market returned about 14%.

> The fund’s largest sector, financials, contributed the most to its result; only the materials sector detracted.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	29
About Your Fund’s Expenses.	30
Glossary.	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2012

Total
Returns
Vanguard Windsor II Fund
Investor Shares	16.90%
Admiral™ Shares	16.98
Russell 1000 Value Index	16.89
Large-Cap Value Funds Average	14.00
Large-Cap Value Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
October 31, 2011, Through October 31, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Windsor II Fund
Investor Shares	$25.68	$29.33	$0.621	$0.000
Admiral Shares	45.59	52.06	1.142	0.000

1

Chairman’s Letter

Dear Shareholder,

Fueled by a stock market that was generally robust though at times inconsistent, Vanguard Windsor II Fund returned almost 17% for the fiscal year ended October 31, 2012. The fund’s result was nearly identical to that of its benchmark, the Russell 1000 Value Index, and nearly three percentage points ahead of its large-cap value fund peers.

Nine of the fund’s ten industry sectors finished with positive returns. Financials, consumer staples, and industrials––in which the advisors’ choices were particularly successful––boosted performance. Only the materials sector––to which the fund had a relatively small allocation––detracted from results.

If you hold shares in a taxable account, you may wish to review the table and discussion on after-tax returns for the fiscal year later in this report.

U.S. stocks led the advance for global equity markets

U.S. stocks returned about 14% for the 12 months ended October 31, putting domestic equities ahead of their international counterparts. Stocks in Europe and Asia posted modestly positive results.

The advances came amid moves by U.S. and European central bankers to manage risks to the U.S. economy and the finances of European governments and banks. The president of the European Central Bank

2

declared in July that policymakers would do whatever was needed to preserve the euro common currency.

Although investors’ worries have eased, Europe’s financial troubles are by no means resolved. Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening persists in the face of weak economic growth.

Bonds continued their march, but leaner times may lie ahead

The broad U.S. taxable bond market returned about 5% for the 12 months. Municipal bonds delivered a robust performance, returning 9%.

As bond prices rose, the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) By the end of the period, the yield had climbed, but it still remained exceptionally low by historical standards.

Bondholders have enjoyed years of healthy returns. But as Tim Buckley, our incoming chief investment officer, has noted, investors shouldn’t be surprised if future results are much more modest. As yields remain low, the opportunity for similarly strong returns diminishes.

The Federal Reserve announced on September 13 that it would continue to hold its target for short-term interest rates between 0% and 0.25% at least through

Market Barometer

	Average Annual Total Returns
	Periods Ended October 31, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	14.97%	13.48%	0.53%
Russell 2000 Index (Small-caps)	12.08	14.82	1.19
Dow Jones U.S. Total Stock Market Index	14.45	13.62	0.75
MSCI All Country World Index ex USA (International)	3.98	3.74	-5.08

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.25%	6.08%	6.38%
Barclays Municipal Bond Index (Broad tax-exempt market)	9.03	6.84	6.02
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.08	0.56

CPI
Consumer Price Index	2.16%	2.28%	2.06%

3

mid-2015. The exceptionally low rates, in place since late 2008, kept a tight lid on returns from money market funds and savings accounts.

Value trumped growth, but stock choices were mixed

Value stocks, the focus of your fund, outpaced their growth-oriented brethren for the year as investors found the lower valuations and higher dividends of many high-quality companies attractive.

Financial stocks, a traditional source of opportunities and dividends for value-oriented investors, helped drive Windsor II’s performance. Improvement in the labor market has led to better credit trends, and the advisors made some successful stock decisions in the consumer finance industry.

Choices were also solid among diversified financial services giants, which benefited from higher capital levels, improved lending conditions, global opportunities, and the recovery of the U.S. housing market.

The advisors’ choices were strongest in the consumer staples sector, where investors turned for dividends and stability as the market appeared uncertain at times. Brewers and tobacco companies excelled; they not only pay generous dividends but also present growth opportunities as consumers in emerging markets tend to buy more alcohol and cigarettes when their incomes rise above sustenance levels.

Industrial stocks benefited from business expansion and an increase in manufacturing as the economy slowly improved; the

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Windsor II Fund	0.35%	0.27%	1.23%

The fund expense ratios shown are from the prospectus dated February 27, 2012, and represent estimated costs for the current fiscal year.
For the fiscal year ended October 31, 2012, the fund’s expense ratios were 0.35% for Investor Shares and 0.27% for Admiral Shares. The
peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Large-Cap Value Funds.

4

advisors’ decisions within the sector also lifted performance. Mergers and acquisitions among electrical equipment firms and strength in the aerospace and defense industry helped as well.

Although the consumer discretionary sector enjoyed a strong rise because of greater spending by consumers and corporations, Windsor II’s stocks didn’t measure up to those of the benchmark. The fund lacked some major media and entertainment companies whose revenues rose amid large advertising expenditures from political candidates and automobile manufacturers.

The materials sector was the fund’s smallest, but the advisors’ limited holdings retreated nearly 11% while the benchmark’s rose about 11%. Most of the shortfall occurred in the chemicals industry, where the fund had no exposure to the top performers and a heavier allocation to stocks that declined.

For more details on the fund’s positioning and performance during the year, please see the Advisors’ Report that follows this letter.

Ten-year performance held up versus peers

Vanguard Windsor II Fund’s six advisors take a bottom-up approach to stock selection, focusing on specific companies that offer compelling yields and valuations. Because they don’t always use the same techniques––some favor fundamental

Total Returns
Ten Years Ended October 31, 2012
Average
Annual Return
Windsor II Fund Investor Shares	7.76%
Russell 1000 Value Index	7.34
Large-Cap Value Funds Average	5.95
Large-Cap Value Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

methods and some quantitative––the resulting portfolio is diversified but entrenched in the large-cap value arena.

The fund has generated a commendable result over a decade—a period marked by one of the nation’s worst financial crises. For the ten years ended October 31, 2012, Windsor II’s Investor Shares posted an average annualized return of 7.76%. The fund’s benchmark index (which bears no expenses) returned 7.34% and the peer group 5.95%.

Along with its six advisors’ deep experience and knowledge, Windsor II is served by its low costs, which can help you put more of the fund’s return in your pocket.

How our core purpose informs our approach to active management

At Vanguard, we sum up our core purpose this way: to take a stand for all investors, treat them fairly, and give them the best chance for investment success. When it comes to our actively managed funds, such as the Windsor II Fund, this commitment is reflected both in our rigorous process for selecting fund advisors and in our ongoing efforts to keep costs low. We believe our approach gives investors the opportunity to outperform market indexes over the long term.

But make no mistake: Outperformance is hard to come by. For one thing, competition among investors is fierce. Charles Ellis, author of one of my favorite books on investing, Winning the Loser’s Game, points out that the competition is not between the skilled and the inept. It’s between the skilled and the skilled.

“It’s like the Williams sisters playing tennis against each other,” as he put it in a recent Vanguard webcast.

Because we recognize the challenges inherent in active management, Vanguard has offered and advocated for index funds for more than 35 years. By seeking to track—rather than beat—market returns, these funds provide several benefits: low costs, diversification across a market, and limited deviation from the performance of market benchmarks.

Still, the case for indexing doesn’t preclude the potential for skilled, seasoned managers to deliver outperformance. And the chances for success can increase if those managers deliver their services at low cost, allowing investors to keep more of their returns.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 12, 2012

6

Advisors’ Report

For the 12 months ended October 31, 2012, Vanguard Windsor II Fund returned almost 17%. Your fund is managed by six independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table below lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies. The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 16, 2012.

Vanguard Windsor II Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney &	62	22,974	Conducts fundamental research on individual stocks
Strauss, LLC			exhibiting traditional value characteristics:
			price/earnings and price/book ratios below the broad
			market average and dividend yields above the broad
			market average.
Lazard Asset Management LLC	17	6,354	Employs a relative-value approach that seeks a
			combination of attractive valuation and high financial
			productivity. The process is research-driven, relying
			upon bottom-up stock analysis performed by the firm’s
			global sector analysts.
Sanders Capital, LLC	9	3,451	Employs a traditional, bottom-up, fundamental research
			approach to identifying securities that are undervalued
			relative to their expected total return.
Hotchkis and Wiley Capital	6	2,342	Uses a disciplined investment approach, focusing on
Management, LLC			such investment parameters as a company’s tangible
			assets, sustainable cash flow, and potential for
			improving business performance.
Armstrong Shaw Associates Inc.	4	1,477	Uses a bottom-up approach, employing fundamental
			and qualitative criteria to identify individual companies
			for potential investment.
Vanguard Equity Investment	—	160	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, market
			sentiment, earnings quality and growth, and
			management decisions of companies versus their
			peers.
Cash Investments	2	530	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

7

Barrow, Hanley, Mewhinney &
Strauss, LLC

Portfolio Manager:
James P. Barrow, Executive Director

Investment environment: In the second half of fiscal 2012, we managed to add to our first-half gains. For the 12 months ended October 31, the U.S. equity market returned about 14%. The dollar was stronger, but commodities were down about 5%. The MSCI EAFE Index had a 5% total return for the period, despite continued worries about the Eurozone. Our portfolio’s dividend yield significantly exceeds that of the market, and its price/ earnings ratio is lower than the market average. We believe we can outperform based on these favorable valuations.

Successes: Our strongest sectors were industrials, consumer staples (especially tobacco), consumer discretionary, and financials (particularly consumer credit).

Shortfalls: Materials, information
technology, and utilities lagged.

Lazard Asset Management LLC

Portfolio Managers:
Andrew Lacey, Deputy Chairman

Christopher Blake, Managing Director

Investment environment: The Russell 1000 Value Index rose 16.89% over the last 12 months. The U.S. market was buoyed by strengthening economic indicators in general and by housing in particular. Corporate earnings continued to be another bright spot, as companies have been aggressively reducing costs and capital expenditures to ensure strong profitability and cash generation in a lackluster economic environment.

Much of the index’s advance was also due to continued loose monetary policy. The U.S. Federal Reserve extended Operation Twist in an effort to lower long-term interest rates through year-end and announced a third round of quantitative easing. The European Central Bank implemented a second round of its Long Term Refinancing Operation (LTRO), which provides low-cost funds to European banks to bolster their liquidity. It also announced it would begin purchasing sovereign debt in the secondary market alongside the European Stability Mechanism for countries that agreed to certain conditions.

The market benefited further from upbeat sentiment in the Eurozone, as the European Union made more progress toward restructuring Greece’s debt. In an effort to spur fiscal integration, the EU agreed to substantial policy changes, including creation of a Central Bank regulator.

Successes: An overweight position and strong stock picks in health care, particularly Pfizer and Gilead Sciences, boosted portfolio results. Stock selection in the consumer discretionary sector, most notably Comcast and Lowe’s, also helped.

Shortfalls: In information technology, stock selections including Cisco Systems detracted from performance. Choices in the materials sector, especially Newmont Mining and Walter Energy, hurt as well.

8

Sanders Capital, LLC

Portfolio Managers:
Lewis A. Sanders, CFA
Chief Executive Officer and
Co-Chief Investment Officer

John P. Mahedy, CPA
Director of Research and
Co-Chief Investment Officer

Although global economic growth is sluggish, the world’s leading central banks are making considerable efforts to stimulate an upturn. Along with progress in resolving the European debt crisis, this should precipitate faster economic growth in 2013 and beyond.

In response, we have increased our investments in the financial sector, where valuations remain depressed despite improvements in earnings and balance-sheet metrics. Information technology and health care companies compose most of the remainder of our portfolio. These investments are predicated on accelerating new product development, which is not fully reflected in stock valuations.

We have reduced our investments in energy as rapid growth in U.S. output is expected to increase pressure on oil prices. Our overall portfolio valuation remains attractive, with earnings and free-cash-flow yields about 50% higher than the market average.

Hotchkis and Wiley Capital
Management, LLC

Portfolio Managers:
George H. Davis, Jr.,
Chief Executive Officer

Sheldon J. Lieberman, Principal

Investment environment: The newly elected government is confronted with taxing budgetary decisions (pun intended). The big question is whether compromise is viable after the combative partisanship of recent years. The opaque nature of the political landscape has given investors pause. Meanwhile, U.S. companies are producing compelling results—most have continued to exceed earnings expectations, generate strong cash flows, and return considerable capital to shareholders. These characteristics, along with improved balance sheets and attractive valuations, will provide solace should a slow growth economy transpire.

Successes: Overall stock selection was positive for the period. Choices in financials, energy, and consumer staples contributed the most.

Shortfalls: An overweight position and stock selection in the information technology sector weighed on performance. Telecommunications and utilities picks also hurt returns.

9

Armstrong Shaw Associates Inc.

Portfolio Manager:
Jeffrey M. Shaw, Chairman and
Chief Investment Officer

Investment environment: Recent action by policymakers has supported asset values but has yet to result in accelerating economic growth. The private sector, both household and corporate, still views the situation cautiously. Meanwhile, debt levels are stable-to-declining, and cash balances are growing. We believe this is slowly but surely improving the economy’s ability to navigate an uncertain landscape and has been a key contributor to the market’s resiliency over the last 12 months. Although there is no short-term fix for the fiscal pressures in the United States or abroad, monetary policy and a stable housing market should counterbalance uncertainty as the U.S. economy continues its slow growth.

Successes: Positive stock selection helped the portfolio perform strongly. Seven of our ten largest positions outpaced the index, two of them—Wyndham Worldwide and Comcast—by more than double. Our standout sectors were consumer discretionary and consumer staples. Comcast was our best performer, driven by better-than-expected fundamentals in the cable business and improving prospects at NBC Universal. Our stock picks were strongest in consumer discretionary, information technology, and health care.

Shortfalls: Despite positive stock
selection, an overweight position in energy
detracted from relative performance. Weak
relative returns in industrials also had a
negative effect.

Vanguard Equity Investment Group

Portfolio Managers:
James D. Troyer, CFA, Principal

James P. Stetler, Principal

Michael R. Roach, CFA

Investment environment: Although the challenges and complexities of the broader macro environment affect overall portfolio performance, our approach to investing focuses on specific stock fundamentals. Our diversified, multifactor model performed well over the fiscal year. Our valuation, growth, management decisions, and quality indicators contributed positively, but our market sentiment indicator detracted. Relative to our benchmark, our positive stock selection results in eight of ten sectors added value.

Successes: Company selections within energy and materials contributed the most to our relative returns. In energy, positions in Marathon Petroleum, Tesoro, and Exxon Mobil added the most; LyondellBasell and CF Industries did best in materials.

Shortfalls: Unfortunately, we were not able to avoid all poor performers, particularly in health care, where our holdings in Humana and Medtronic detracted.

10

Windsor II Fund

Fund Profile
As of October 31, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWNFX	VWNAX
Expense Ratio[1]	0.35%	0.27%
30-Day SEC Yield	2.35%	2.43%

Portfolio Characteristics
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	Index
Number of Stocks	269	694	3,636
Median Market Cap $43.1B		$34.9B	$34.8B
Price/Earnings Ratio	13.8x	14.1x	16.3x
Price/Book Ratio	1.8x	1.5x	2.1x
Return on Equity	17.1%	13.0%	17.6%
Earnings Growth Rate	6.4%	2.6%	10.0%
Dividend Yield	2.8%	2.5%	2.1%
Foreign Holdings	7.1%	0.0%	0.0%
Turnover Rate	22%	—	—
Short-Term Reserves	2.1%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer Discretionary	8.0%	8.0%	12.1%
Consumer Staples	10.7	7.3	9.5
Energy	13.0	16.6	10.4
Financials	19.9	27.0	16.6
Health Care	16.2	11.8	11.9
Industrials	12.1	9.0	10.8
Information Technology	10.2	6.0	18.3
Materials	1.3	3.9	3.9
Telecommunication
Services	3.3	3.5	2.8
Utilities	5.3	6.9	3.7

Volatility Measures
	Russell	DJ
	1000	U.S. Total
	Value	Market
	Index	Index
R-Squared	0.98	0.97
Beta	0.99	0.97
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Pfizer Inc.	Pharmaceuticals	3.3%
Philip Morris
International Inc.	Tobacco	3.0
Johnson & Johnson	Pharmaceuticals	2.5
JPMorgan Chase & Co.	Diversified Financial
	Services	2.4
Microsoft Corp.	Systems Software	2.4
American Express Co.	Consumer Finance	2.3
Baxter International Inc.	Health Care
	Equipment	2.3
Wells Fargo & Co.	Diversified Banks	2.2
ConocoPhillips	Oil & Gas Exploration
	& Production	2.2
Raytheon Co.	Aerospace &
	Defense	2.1
Top Ten		24.7%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 27, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2012, the expense ratios were 0.35% for Investor Shares and 0.27% for Admiral Shares.

11

Windsor II Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2002, Through October 31, 2012

			Average Annual Total Returns
		Periods Ended October 31, 2012

					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment

	Windsor II Fund Investor Shares	16.90%	-0.47%	7.76%	$21,123

••••••••	Russell 1000 Value Index	16.89	-1.00	7.34	20,314

– – – –	Large-Cap Value Funds Average	14.00	-1.74	5.95	17,829
	Dow Jones U.S. Total Stock Market
	Index	14.45	0.75	7.78	21,163
Large-Cap Value Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Windsor II Fund Admiral Shares	16.98%	-0.38%	7.87%	$106,668
Russell 1000 Value Index	16.89	-1.00	7.34	101,569
Dow Jones U.S. Total Stock Market Index	14.45	0.75	7.78	105,815

See Financial Highlights for dividend and capital gains information.

12

Windsor II Fund

Fiscal-Year Total Returns (%): October 31, 2002, Through October 31, 2012

Average Annual Total Returns: Periods Ended September 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	6/24/1985	30.10%	-0.21%	8.28%
Admiral Shares	5/14/2001	30.21	-0.11	8.39

13

Windsor II Fund

Financial Statements

Statement of Net Assets
As of October 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (97.6%)[1]
Consumer Discretionary (7.7%)
	Carnival Corp.	10,944,686	414,585
	Target Corp.	5,980,100	381,231
	Comcast Corp.	9,626,235	350,780
2	Service Corp.
	International	20,833,046	292,496
	Viacom Inc. Class B	3,187,300	163,413
	Lowe’s Cos. Inc.	4,533,142	146,783
	Omnicom Group Inc.	2,299,300	110,159
	American Eagle
	Outfitters Inc.	4,704,605	98,185
	Lear Corp.	2,088,447	88,968
	Genuine Parts Co.	1,285,348	80,437
	Macy’s Inc.	1,967,150	74,889
*	AutoZone Inc.	194,062	72,773
	Newell Rubbermaid Inc.	3,321,800	68,562
	Wyndham Worldwide
	Corp.	987,558	49,773
*	Delphi Automotive plc	1,477,454	46,451
	Volkswagen AG	226,980	44,388
	Johnson Controls Inc.	1,719,300	44,272
	Ford Motor Co.	3,579,059	39,942
*	Big Lots Inc.	1,311,400	38,201
	Renault SA	776,810	34,832
	Magna International Inc.	768,900	34,147
	JC Penney Co. Inc.	1,417,500	34,034
	Kohl’s Corp.	613,848	32,706
	Hasbro Inc.	842,000	30,304
	Interpublic Group of
	Cos. Inc.	2,806,900	28,350
*	General Motors Co.	1,105,000	28,177
	Hyundai Motor Co.	116,182	23,877
	Time Warner Cable Inc.	217,000	21,507
	Virgin Media Inc.	31,275	1,024
	Foot Locker Inc.	22,300	747
	Brinker International Inc.	23,150	713
	Walt Disney Co.	8,412	413
	Time Warner Inc.	2,599	113

	Whirlpool Corp.	1,000	98
	Garmin Ltd.	1,700	65
			2,877,395
Consumer Staples (10.3%)
	Philip Morris
	International Inc.	12,627,653	1,118,305
	Imperial Tobacco Group
	plc ADR	8,734,425	659,973
	Diageo plc ADR	5,253,620	600,173
	Wal-Mart Stores Inc.	5,266,100	395,063
	Altria Group Inc.	12,421,007	394,988
	CVS Caremark Corp.	5,601,693	259,919
	Molson Coors
	Brewing Co. Class B	3,282,000	141,585
	Sysco Corp.	4,089,441	127,059
*	Ralcorp Holdings Inc.	641,690	46,324
	PepsiCo Inc.	375,000	25,965
	Mondelez
	International Inc. Class A	827,961	21,974
	General Mills Inc.	447,800	17,948
	Church & Dwight Co. Inc.	292,687	14,857
*	Kraft Foods Group Inc.	109,553	4,982
	Procter & Gamble Co.	50,590	3,503
	Kimberly-Clark Corp.	17,800	1,485
	Reynolds American Inc.	24,300	1,012
	Campbell Soup Co.	28,000	988
	Ingredion Inc.	15,100	928
*	Dean Foods Co.	49,850	839
			3,837,870
Energy (12.5%)
	ConocoPhillips	14,076,289	814,313
	Spectra Energy Corp.	22,709,611	655,626
	Occidental Petroleum
	Corp.	8,263,157	652,459
	Phillips 66	12,553,444	592,020
	Seadrill Ltd.	6,172,107	248,983
	Chevron Corp.	2,147,810	236,710
	Marathon Petroleum
	Corp.	3,652,916	200,655

14

Windsor II Fund

			Market
			Value
		Shares	($000)
	Marathon Oil Corp.	5,426,100	163,109
	Devon Energy Corp.	2,485,794	144,698
	BP plc ADR	2,948,170	126,447
	CONSOL Energy Inc.	3,121,620	109,756
	Halliburton Co.	3,281,490	105,959
	Apache Corp.	1,273,870	105,413
	Noble Corp.	1,825,078	68,878
	Total SA ADR	1,219,100	61,443
*	Cobalt International
	Energy Inc.	2,505,400	52,137
	Royal Dutch Shell
	plc ADR	677,200	47,831
	Kinder Morgan Inc.	1,354,225	47,005
*	Cameron International
	Corp.	891,189	45,130
	Royal Dutch Shell plc
	ADR (New York Shares)	556,844	38,133
	Valero Energy Corp.	1,186,700	34,533
*	Dresser-Rand Group Inc.	668,158	34,430
	Ensco plc Class A	497,171	28,746
	Murphy Oil Corp.	300,100	18,006
	Hess Corp.	332,300	17,366
	Gazprom OAO ADR	1,553,600	14,270
	Exxon Mobil Corp.	115,882	10,565
	Tesoro Corp.	24,000	905
	HollyFrontier Corp.	2,400	93
*	Energy Transfer
	Partners LP	786	34
			4,675,653
Exchange-Traded Funds (1.1%)
3	Vanguard Total Stock
	Market ETF	3,197,800	231,265
^,3	Vanguard Value ETF	2,511,200	146,880
	SPDR S&P 500 ETF Trust	201,700	28,476
			406,621
Financials (19.3%)
	JPMorgan Chase & Co.	21,850,553	910,731
	American Express Co.	15,560,550	870,924
	Wells Fargo & Co.	24,536,441	826,633
	Citigroup Inc.	17,776,959	664,680
	PNC Financial Services
	Group Inc.	11,403,881	663,592
	Capital One Financial
	Corp.	10,540,738	634,236
	Bank of America Corp.	50,114,495	467,067
	XL Group plc Class A	13,178,032	326,025
	State Street Corp.	6,572,600	292,941
	SLM Corp.	15,720,252	276,362
	MetLife Inc.	4,909,381	174,234
	Goldman Sachs
	Group Inc.	953,844	116,741
	Ameriprise Financial Inc.	1,692,100	98,768
	SunTrust Banks Inc.	3,502,867	95,278
	Prudential Financial Inc.	1,655,200	94,429

*	American International
	Group Inc.	2,686,500	93,839
	Lincoln National Corp.	3,272,461	81,124
	Unum Group	3,809,300	77,253
	Travelers Cos. Inc.	966,000	68,528
	Barclays plc	17,794,000	65,798
	Allstate Corp.	1,456,500	58,231
	Janus Capital Group Inc.	6,075,415	51,641
	BNP Paribas SA	1,013,000	51,101
	ACE Ltd.	475,422	37,392
	Hartford Financial
	Services Group Inc.	1,457,300	31,638
	Morgan Stanley	1,705,100	29,635
	KeyCorp	2,098,482	17,669
	Bank of New York
	Mellon Corp.	512,500	12,664
	US Bancorp	66,349	2,203
	Shinhan Financial
	Group Co. Ltd.	52,430	1,800
	Discover Financial
	Services	34,200	1,402
	Fifth Third Bancorp	76,500	1,112
	Moody’s Corp.	22,500	1,084
	PartnerRe Ltd.	12,000	972
	Invesco Ltd.	39,000	948
	Torchmark Corp.	18,600	941
	Everest Re Group Ltd.	8,300	922
	HCP Inc.	18,200	806
	Assurant Inc.	21,300	805
	Prologis Inc.	22,300	765
	BB&T Corp.	25,900	750
	NASDAQ OMX Group Inc.	28,500	679
	Kimco Realty Corp.	29,000	566
	Macerich Co.	9,600	547
	Piedmont Office Realty
	Trust Inc. Class A	27,100	482
	Duke Realty Corp.	32,600	472
	Host Hotels &
	Resorts Inc.	31,800	460
	Weingarten Realty
	Investors	16,100	435
	Digital Realty Trust Inc.	6,600	405
	HCC Insurance
	Holdings Inc.	9,500	339
*	Berkshire Hathaway Inc.
	Class B	3,700	319
	Aflac Inc.	3,725	185
	Regency Centers Corp.	1,600	77
	Huntington
	Bancshares Inc.	11,100	71
	Validus Holdings Ltd.	1,800	64
	Regions Financial Corp.	8,000	52
	Ventas Inc.	800	51
			7,208,868

15

Windsor II Fund

			Market
			Value
		Shares	($000)
Health Care (15.7%)
	Pfizer Inc.	49,876,868	1,240,438
	Johnson & Johnson	13,275,450	940,167
	Baxter International Inc.	13,434,968	841,432
	WellPoint Inc.	11,586,299	710,008
	Medtronic Inc.	16,689,800	693,962
	Merck & Co. Inc.	5,072,729	231,469
	UnitedHealth Group Inc.	4,089,899	229,034
	McKesson Corp.	1,852,500	172,857
*	CareFusion Corp.	5,055,900	134,285
	Abbott Laboratories	1,576,891	103,318
*	Gilead Sciences Inc.	1,493,900	100,330
	Covidien plc	1,512,341	83,103
	St. Jude Medical Inc.	1,892,216	72,396
	Thermo Fisher
	Scientific Inc.	839,332	51,250
*	Express Scripts
	Holding Co.	671,653	41,334
	Aetna Inc.	934,300	40,829
	Sanofi ADR	776,600	34,054
	Amgen Inc.	340,499	29,469
	Novartis AG ADR	413,100	24,976
	Quest Diagnostics Inc.	296,800	17,131
	Eli Lilly & Co.	307,000	14,929
	Zimmer Holdings Inc.	186,000	11,943
	AstraZeneca plc ADR	254,400	11,804
	Omnicare Inc.	15,500	535
	Bristol-Myers Squibb Co.	14,333	477
*	Charles River Laboratories
	International Inc.	5,850	218
			5,831,748
Industrials (11.7%)
	Raytheon Co.	13,859,040	783,867
	General Electric Co.	32,714,407	688,965
	Honeywell
	International Inc.	10,863,187	665,262
	Illinois Tool Works Inc.	6,605,130	405,093
	Emerson Electric Co.	7,983,000	386,617
2	Xylem Inc.	9,950,502	241,399
2	Exelis Inc.	12,321,102	136,271
	Boeing Co.	1,649,200	116,170
	General Dynamics Corp.	1,567,500	106,715
	Parker Hannifin Corp.	1,177,100	92,591
	ITT Corp.	4,384,551	91,199
	Tyco International Ltd.	3,292,339	88,465
*	ADT Corp.	2,129,058	88,377
	Corrections Corp. of
	America	1,817,400	61,156
	Caterpillar Inc.	605,400	51,344
	Lockheed Martin Corp.	452,100	42,348
	United Parcel Service Inc.
	Class B	508,589	37,254
	United Technologies Corp. 459,985		35,952
	Cummins Inc.	377,300	35,308

	Republic Services Inc.
	Class A	1,153,200	32,693
	Rockwell Collins Inc.	601,800	32,244
	PACCAR Inc.	738,000	31,985
	FedEx Corp.	275,200	25,316
*	WABCO Holdings Inc.	305,405	17,888
	CSX Corp.	724,447	14,829
	Embraer SA ADR	493,200	13,765
	Northrop Grumman Corp.	188,176	12,926
	Pentair Ltd.	248,782	10,509
*	Delta Air Lines Inc.	102,300	985
*	Hertz Global Holdings Inc.	26,200	348
	Cintas Corp.	7,700	322
	Timken Co.	5,400	213
	RR Donnelley & Sons Co.	14,250	143
	Equifax Inc.	2,100	105
	Hubbell Inc. Class B	900	75
			4,348,699
Information Technology (9.8%)
	Microsoft Corp.	30,886,540	881,347
	International Business
	Machines Corp.	3,840,645	747,121
	Intel Corp.	18,462,100	399,243
	Cisco Systems Inc.	15,067,300	258,254
	Oracle Corp.	6,561,536	203,736
	Apple Inc.	230,603	137,232
	Samsung
	Electronics Co. Ltd.	110,400	132,484
	Corning Inc.	10,933,300	128,466
*	Google Inc. Class A	188,342	128,029
*	EMC Corp.	4,976,453	121,525
	Texas Instruments Inc.	2,969,100	83,402
	Hewlett-Packard Co.	5,820,900	80,619
	QUALCOMM Inc.	1,206,200	70,653
*	BMC Software Inc.	1,600,400	65,136
	Lexmark International Inc.
	Class A	1,642,794	34,926
	Western Digital Corp.	978,800	33,504
	Mastercard Inc. Class A	68,052	31,367
	TE Connectivity Ltd.	913,975	29,412
*	SanDisk Corp.	695,900	29,061
	CA Inc.	881,528	19,852
	Dell Inc.	1,940,400	17,910
	Seagate Technology plc	36,400	994
	Computer Sciences Corp.	27,800	847
	KLA-Tencor Corp.	18,100	842
*	LSI Corp.	115,300	790
	Jabil Circuit Inc.	35,200	610
	IAC/InterActiveCorp	6,100	295
*	Flextronics
	International Ltd.	28,100	162
*	Avnet Inc.	5,500	158
	Total System Services Inc. 4,000		90
			3,638,067

16

Windsor II Fund

			Market
			Value
		Shares	($000)
Materials (1.2%)
	EI du Pont de
	Nemours & Co.	5,938,638	264,388
	Mosaic Co.	1,940,675	101,575
	Walter Energy Inc.	1,031,200	36,051
	Praxair Inc.	304,444	32,335
	Eastman Chemical Co.	17,500	1,037
	CF Industries
	Holdings Inc.	5,000	1,026
	PPG Industries Inc.	8,700	1,019
	Huntsman Corp.	60,200	905
	Valspar Corp.	15,750	882
	LyondellBasell Industries
	NV Class A	12,720	679
	Dow Chemical Co.	1,700	50
			439,947
Telecommunication Services (3.2%)
	AT&T Inc.	14,305,207	494,817
	Vodafone Group
	plc ADR	13,561,100	369,133
	Verizon
	Communications Inc.	7,361,709	328,627
			1,192,577
Utilities (5.1%)
	Public Service Enterprise
	Group Inc.	18,032,258	577,754
2	CenterPoint Energy Inc.	25,726,413	557,491
	Entergy Corp.	5,427,878	393,955
	Dominion Resources Inc.	3,011,850	158,966
	Sempra Energy	843,700	58,848
	Exelon Corp.	1,560,200	55,824
*	Calpine Corp.	2,605,043	45,849
	NRG Energy Inc.	1,451,400	31,292
	Edison International	525,100	24,648
	American Electric
	Power Co. Inc.	29,600	1,315
	Consolidated Edison Inc.	19,600	1,184
	DTE Energy Co.	17,300	1,074
	Ameren Corp.	30,400	1,000
	NV Energy Inc.	49,300	937
	Pinnacle West Capital
	Corp.	17,100	906
	American Water
	Works Co. Inc.	18,300	672
	NextEra Energy Inc.	5,600	392
	Duke Energy Corp.	5,400	355
	PPL Corp.	7,100	210
	Southern Co.	2,100	98
	PG&E Corp.	1,000	43
			1,912,813
Total Common Stocks
(Cost $30,188,710)			36,370,258

Temporary Cash Investments (2.7%)[1]
	Money Market Fund (2.6%)
[4,5]	Vanguard Market
	Liquidity Fund,
	0.167%	988,641,404	988,641

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
[6,7]	Fannie Mae
	Discount Notes,
	0.135%, 12/12/12	18,000	17,997
[7,8]	Federal Home Loan
	Bank Discount Notes,
	0.130%, 12/26/12	100	100
7	United States
	Treasury Note/Bond,
	0.625%, 12/31/12	9,000	9,007
			27,104
Total Temporary Cash Investments
	(Cost $1,015,746)		1,015,745
	Total Investments (100.3%)
	(Cost $31,204,456)		37,386,003
Other Assets and Liabilities (-0.3%)
	Other Assets		65,159
	Liabilities[5]		(163,621)
			(98,462)
	Net Assets (100%)		37,287,541

17

Windsor II Fund

At October 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	32,829,661
Undistributed Net Investment Income	218,428
Accumulated Net Realized Losses	(1,936,503)
Unrealized Appreciation (Depreciation)
Investment Securities	6,181,547
Futures Contracts	(5,590)
Foreign Currencies	(2)
Net Assets	37,287,541

Investor Shares—Net Assets
Applicable to 622,395,336 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	18,255,343
Net Asset Value Per Share—
Investor Shares	$29.33

Admiral Shares—Net Assets
Applicable to 365,547,902 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	19,032,198
Net Asset Value Per Share—
Admiral Shares	$52.06

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $76,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.0% and 2.3%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
5 Includes $78,000 of collateral received for securities on loan.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
7 Securities with a value of $12,606,000 have been segregated as initial margin for open futures contracts.
8 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

18

Windsor II Fund

Statement of Operations

Year Ended
October 31, 2012
($000)
Investment Income
Income
Dividends[1,2]	945,439
Interest[2]	1,407
Security Lending	908
Total Income	947,754
Expenses
Investment Advisory Fees—Note B
Basic Fee	52,899
Performance Adjustment	(6,420)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	36,641
Management and Administrative—Admiral Shares	20,488
Marketing and Distribution—Investor Shares	3,663
Marketing and Distribution—Admiral Shares	3,002
Custodian Fees	432
Auditing Fees	33
Shareholders’ Reports—Investor Shares	379
Shareholders’ Reports—Admiral Shares	113
Trustees’ Fees and Expenses	76
Total Expenses	111,306
Expenses Paid Indirectly	(772)
Net Expenses	110,534
Net Investment Income	837,220
Realized Net Gain (Loss)
Investment Securities Sold[2]	2,245,319
Futures Contracts	80,448
Foreign Currencies	51
Realized Net Gain (Loss)	2,325,818
Change in Unrealized Appreciation (Depreciation)
Investment Securities	2,399,137
Futures Contracts	(20,921)
Foreign Currencies	(10)
Change in Unrealized Appreciation (Depreciation)	2,378,206
Net Increase (Decrease) in Net Assets Resulting from Operations	5,541,244
1 Dividends are net of foreign withholding taxes of $1,836,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $53,301,000, $1,381,000, and
$601,736,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Windsor II Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	837,220	759,804
Realized Net Gain (Loss)	2,325,818	1,185,811
Change in Unrealized Appreciation (Depreciation)	2,378,206	616,761
Net Increase (Decrease) in Net Assets Resulting from Operations	5,541,244	2,562,376
Distributions
Net Investment Income
Investor Shares	(425,313)	(406,021)
Admiral Shares	(386,642)	(317,250)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(811,955)	(723,271)
Capital Share Transactions
Investor Shares	(3,249,876)	(3,015,077)
Admiral Shares	2,027,815	654,417
Net Increase (Decrease) from Capital Share Transactions	(1,222,061)	(2,360,660)
Total Increase (Decrease)	3,507,228	(521,555)
Net Assets
Beginning of Period	33,780,313	34,301,868
End of Period[1]	37,287,541	33,780,313
1 Net Assets—End of Period includes undistributed net investment income of $218,428,000 and $193,112,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Windsor II Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$25.68	$24.37	$22.22	$20.56	$37.84
Investment Operations
Net Investment Income	.644	.557	.495	.580	.777
Net Realized and Unrealized Gain (Loss)
on Investments	3.627	1.276	2.151	1.750	(13.804)
Total from Investment Operations	4.271	1.833	2.646	2.330	(13.027)
Distributions
Dividends from Net Investment Income	(.621)	(.523)	(.496)	(.670)	(.799)
Distributions from Realized Capital Gains	—	—	—	—	(3.454)
Total Distributions	(.621)	(.523)	(.496)	(.670)	(4.253)
Net Asset Value, End of Period	$29.33	$25.68	$24.37	$22.22	$20.56

Total Return[1]	16.90%	7.48%	12.05%	11.96%	-38.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$18,255	$19,010	$20,921	$20,695	$19,400
Ratio of Total Expenses to
Average Net Assets[2]	0.35%	0.35%	0.35%	0.38%	0.32%
Ratio of Net Investment Income to
Average Net Assets	2.30%	2.11%	2.08%	2.96%	2.66%
Portfolio Turnover Rate	22%	23%	29%	41%	37%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.01%), (0.01%), (0.01%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

21

Windsor II Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$45.59	$43.26	$39.46	$36.51	$67.18
Investment Operations
Net Investment Income	1.188	1.025	.914	1.064	1.431
Net Realized and Unrealized Gain (Loss)
on Investments	6.424	2.264	3.811	3.112	(24.497)
Total from Investment Operations	7.612	3.289	4.725	4.176	(23.066)
Distributions
Dividends from Net Investment Income	(1.142)	(.959)	(.925)	(1.226)	(1.473)
Distributions from Realized Capital Gains	—	—	—	—	(6.131)
Total Distributions	(1.142)	(.959)	(.925)	(1.226)	(7.604)
Net Asset Value, End of Period	$52.06	$45.59	$43.26	$39.46	$36.51

Total Return[1]	16.98%	7.56%	12.12%	12.09%	-37.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,032	$14,771	$13,381	$12,060	$11,611
Ratio of Total Expenses to
Average Net Assets[2]	0.27%	0.27%	0.27%	0.27%	0.22%
Ratio of Net Investment Income to
Average Net Assets	2.38%	2.19%	2.16%	3.07%	2.76%
Portfolio Turnover Rate	22%	23%	29%	41%	37%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.01%), (0.01%), (0.01%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

22

Windsor II Fund

Notes to Financial Statements

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

23

Windsor II Fund

During the year ended October 31, 2012, the fund’s average investment in futures contracts represented less than 1% of net assets, based on quarterly average aggregate settlement values.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Barrow, Hanley, Mewhinney & Strauss, LLC; Lazard Asset Management LLC; Hotchkis and Wiley Capital Management, LLC; Armstrong Shaw Associates Inc.; and Sanders Capital, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, LLC, is subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI US Prime Market 750 Index. The basic fee of Lazard Asset Management LLC is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. The basic fee of Hotchkis and Wiley Capital Management, LLC, is subject to quarterly adjustments based on performance for the preceding five years relative to the MSCI US Investable Market 2500 Index. The basic fee of Armstrong Shaw Associates Inc. is subject to quarterly adjustments based on performance for the preceding five years relative to the Russell 1000 Value Index. The basic fee of Sanders Capital, LLC, is subject to quarterly adjustments based on performance since January 31, 2010, relative to the Russell 3000 Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $140,000 for the year ended October 31, 2012.

For the year ended October 31, 2012, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the fund’s average net assets, before a decrease of $6,420,000 (0.02%) based on performance.

24

Windsor II Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2012, the fund had contributed capital of $5,235,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 2.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2012, these arrangements reduced the fund’s expenses by $772,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	36,001,709	368,549	—
Temporary Cash Investments	988,641	27,104	—
Futures Contracts—Assets[1]	14	—	—
Futures Contracts—Liabilities[1]	(117)	—	—
Total	36,990,247	395,653	—
1 Represents variation margin on the last day of the reporting period.

F. At October 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2012	461	162,134	(5,572)
E-mini S&P 500 Index	December 2012	23	1,618	(18)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

25

Windsor II Fund

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2012, the fund realized net foreign currency gains of $51,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at October 31, 2012, the fund had $284,392,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $2,285,268,000 to offset taxable capital gains realized during the year ended October 31, 2012. At October 31, 2012, the fund had available capital losses totaling $1,941,763,000 to offset future net capital gains of $128,122,000 through October 31, 2016, $1,639,579,000 through October 31, 2017, and $174,062,000 through October 31, 2018.

At October 31, 2012, the cost of investment securities for tax purposes was $31,205,372,000.

Net unrealized appreciation of investment securities for tax purposes was $6,180,631,000, consisting of unrealized gains of $9,583,646,000 on securities that had risen in value since their purchase and $3,403,015,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended October 31, 2012, the fund purchased $7,610,142,000 of investment securities and sold $8,591,624,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

	Year Ended October 31,
	2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,360,965	49,432	1,713,967	66,276
Issued in Lieu of Cash Distributions	415,018	15,662	397,055	15,092
Redeemed	(5,025,859)	(182,888)	(5,126,099)	(199,599)
Net Increase (Decrease)—Investor Shares	(3,249,876)	(117,794)	(3,015,077)	(118,231)
Admiral Shares
Issued	3,988,960	81,728	2,931,963	64,388
Issued in Lieu of Cash Distributions	364,718	7,738	298,134	6,381
Redeemed	(2,325,863)	(47,911)	(2,575,680)	(56,099)
Net Increase (Decrease)—Admiral Shares	2,027,815	41,555	654,417	14,670

26

Windsor II Fund

J. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Oct. 31, 2011		Proceeds from		Oct. 31, 2012
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
CenterPoint Energy Inc.	539,650	—	3,435	20,762	557,491
Cooper Industries plc	608,824	—	817,330	10,860	—
Exelis Inc.	—	64,197	400	4,044	136,271
Service Corp. International	215,275	—	9,473	4,712	292,496
Xylem Inc.	—	97,873	1,147	4,681	241,399
	1,363,749				1,227,657

K. In preparing the financial statements as of October 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

27

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Windsor Funds and the Shareholders of Vanguard Windsor II Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Windsor II Fund (constituting a separate portfolio of Vanguard Windsor Funds, hereafter referred to as the “Fund”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 11, 2012

Special 2012 tax information (unaudited) for Vanguard Windsor II Fund

This information for the fiscal year ended October 31, 2012, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $811,955,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 95.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

28

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Windsor II Fund Investor Shares
Periods Ended October 31, 2012

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	16.90%	-0.47%	7.76%
Returns After Taxes on Distributions	16.50	-1.19	7.05
Returns After Taxes on Distributions and Sale of Fund Shares	11.45	-0.53	6.71

29

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

30

Six Months Ended October 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor II Fund	4/30/2012	10/31/2012	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,035.26	$1.80
Admiral Shares	1,000.00	1,035.58	1.39
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.44	$1.79
Admiral Shares	1,000.00	1,023.84	1.38

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.35% for Investor Shares and 0.27% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

31

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

32

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

33

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.
Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Director of SKF AB
(diversified manufacturing and services), Hewlett-	(industrial machinery), Hillenbrand, Inc. (specialized
Packard Co. (electronic computer manufacturing),	consumer services), the Lumina Foundation for

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.
Chairman Emeritus and Senior Advisor

Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);	John C. Bogle
Overseer of the Amos Tuck School of Business	Chairman and Chief Executive Officer, 1974–1996
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q730 122012

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2012: $64,000
Fiscal Year Ended October 31, 2011: $64,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2012: $4,809,780
Fiscal Year Ended October 31, 2011: $3,978,540

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2012: $1,812,565
Fiscal Year Ended October 31, 2011: $1,341,750

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended October 31, 2012: $490,518
Fiscal Year Ended October 31, 2011: $373,830

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended October 31, 2012: $16,000
Fiscal Year Ended October 31, 2011: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2012: $506,518
Fiscal Year Ended October 31, 2011: $389,830

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WINDSOR FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WINDSOR FUNDS
BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: December 19, 2012
VANGUARD WINDSOR FUNDS
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: December 19, 2012

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number
2-11444, Incorporated by Reference.